UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2011

Interplay Entertainment Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-24363	33-0102707
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

12301 Wilshire Boulevard, Los Angeles, California 90025

(Registrant's telephone number, including area code):  (310) 979-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01Changes in the Registrant's Certifying Accountant

Item 4.01(a)Former Independent Registered Public Accounting Firm

Our independent public accountant Jeffrey S. Gilbert C.P.A., has declined to stand for re-election due to his retirement.

Mr. Gilbert's reports on the financial statements of the Registrant for the years ended December 31, 2009 and 2008 contained an explanatory paragraph regarding a registrant's ability to continue as a going concern.

During the years ended December 31, 2009 and 2008 and through April 12, 2011, there were no disagreements with Mr. Gilbert on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Mr. Gilbert's satisfaction, would have caused him to make reference thereto in connection with his report on the Registrant's financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2009 and 2008 and through April 12, 2011.

The Registrant's Audit Committee requested that Jeffrey S. Gilbert, C.P.A. furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 12, 2011, is filed as Exhibit 1 to this Form 8-K.

Item 4.01(b)New Independent Registered Public Accounting Firm

On April 12, 2011, the Registrant's Audit Committee appointed Farber Hass Hurley LLP, as the independent registered public accounting firm of the Registrant for the year ended December 31, 2010.  Farber Hass Hurley LLP has provided secondary review of Mr. Gilbert's reports on the Registrant's financial statements since June 2010 and therefore is familiar with the Registrant's financial reporting.

The Audit Committee did not consult with Farber Hass Hurley LLP during the years ended December 31, 2009 and 2008 or during the period through April 12, 2011, on any matter which was the subject of any  disagreement or any  reportable  event as defined in Regulation  S-K Item  304(a)(1)(iv) and Regulation  S-K Item 304(a)(1)(v),  respectively,  or on  the  application  of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Audit Committee or oral advice was provided that Farber Hass Hurley LLP concluded was an important factor considered by the Audit Committee in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

           Exhibit 1: Letter from Registrant's prior independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corporation (Registrant)

DATE: April 12, 2011	By:	/s/ Herve Caen
Herve Caen Chief Executive Officer and Interim Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit Index	Description

1	Letter from Jeffrey S. Gilbert, C.P.A. regarding change in certifying accountant.